Option Agreement



BY AND BETWEEN:

Hillcrest Projects, Ltd.
c/o Stevenson, Dole
1140 Fort Street
Victoria, B.C., Canada
(hereinafter referred to as the "Seller")

                                                              -OF THE FIRST PART

AND:

Tejon Acquisition Corp.
3550 National Avenue
San Diego, California 92113
(hereinafter referred to as the "Optionee"

                                                             -OF THE SECOND PART

WHEREAS:

THE SELLER HEREBY WARRANTS THAT:

(1) The Seller is a resident of the province of British Columbia, Canada and has the authority to enter into this Option Agreement to

(2) The Seller is a bona-fide holder of the subject non-registered common shares of stock of Bukara Industries, Inc., a Nevada corporation, to be renamed Wastefill Industries, Inc.

(3) The Seller is hereby offering the sale of the subject non-registered common shares of stock of Bukara Industries, Inc., in a private sale transaction, to qualified investors (as defined under the Securities and Exchange Act of 1933, 1934 and revisions thereof), without registration with any regulatory body.

(4) The Seller hereby warrants that the subject non-registered common shares of stock are non-assessable, free of any liabilities and are eligible to be sold to a qualified purchaser.

(5) The Seller hereby agrees that the subject non-registered common shares of stock of Bukara Industries, Inc. shall be reissued to the Purchaser or designee by Bukara Industries, Inc.'s transfer agent, National Stock Transfer, Inc., and delivered to the Purchaser within 15 days of receipt of payment.


THE PURCHASER HEREBY WARRANTS THAT:

(1) The Purchaser is a friend, relative and/or business associate of the Seller and a qualified investor as defined under the Securities and Exchange Act of 1933, 1934 and revisions thereof.


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(2)  The Purchaser is desirous of purchasing the subject non-registered common shares of stock of Bukara Industries, Inc., a Nevada corporation, from the Seller prior to the corporation trading its common shares of stock in the United States public marketplace.

(3) The Purchaser agrees to purchase the subject non-registered common shares of stock of Bukara Industries, Inc. in a private sale transaction acknowledging that such sale is not registered with any regulatory body.

(4) The Purchaser is hereby purchasing non-assessable and non-registered common shares of stock of Bukara Industries, Inc., a Nevada corporation.


NOW THE PARTIES DO HEREBY AGREE AS FOLLOWS:

(1) The Seller and Purchaser are entering into this agreement this ______day of _______, 2001.

(2) The Seller agrees to sell to the Purchaser ________________non-registered common shares of stock of Bukara Industries, Inc. for a purchase price of____________per share.

(3) The Seller agrees to submit the subject non-registered common shares of stock to National Stock Transfer, Inc. for reissue to the Purchaser within 15 business days of the date of this agreement and the receipt of payment for the subject non-registered common shares of stock.


THE FOLLOWING DO HEREBY AFFIX THEIR SIGNATURES:

Seller:

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Purchaser:

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